EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Norman Roegner III, the Chief Executive Officer hereby certify, that, to my knowledge:

(1)

The Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2022	By:	/s/ Norman Roegner III
Norman Roegner III
Chief Financial Officer (Principal Financial Officer)